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                                                                   EXHIBIT 10.25


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made as of the 1st day of March, 2000 by and between Charles Wainer (the ("Seller"), Net Quest Corp., a Florida Corporation (the "Purchaser") and CWTEL, Inc. (the "Company"), a Florida corporation.

         WHEREAS, Seller owns all of the issued and outstanding capital stock (the "Stock") of the Company with authorized capital of 1,000 shares of Common Stock, $1.00 par value, of which 1,000 shares are presently issued and outstanding.

         WHEREAS, Seller wishes to sell to the Purchaser 100% of the Stock of the Company and the Purchaser is desirous of acquiring the Stock on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


         1. TRANSFER OF COMMON STOCK. Subject to and upon the terms and conditions of this Agreement, Seller hereby sells and transfers to Purchaser and Purchaser hereby purchases from Seller, for the aggregate purchase price of $1,200,000, (the "Purchase Price") 1,000 shares of the common stock of the Company.

         2. CONSIDERATION FOR TRANSFER. On the Closing Date, as later defined herein, subject to the terms and conditions of this Agreement, the Seller shall deliver to Purchaser, duly endorsed certificates for all of the outstanding shares (1,000) of the Company's common stock, $1.00 par value (the "Shares"). As consideration for the transfer and delivery of 100% of the issued and outstanding shares of common stock of the Company, Purchaser will pay the Purchase Price as follows:

            i.    200,000 to be paid at closing.

                  ii. $300,000 to be paid in three equal payments at 90 days, 180 days, and 270 days from closing. This payment shall be guaranteed by the issuance, at closing, of 300,000 shares of preferred stock, with a face value of $10.00 per share. As payment is made to Seller, Seller shall return to Purchaser that number of Preferred Shares equal to the payment made,

                  iii. At closing, the issuance of the greater of:

                           (a) 300,000 shares of the Company's restricted; or

                           (b) shares of restricted common stock equal to
                  $700,000, valued at the average bid and asked price of the Purchasers common stock for the three trading days prior to the date of Closing.

         3. CLOSING DATE. The Closing Date shall be on or before April 1, 2000. The Closing shall be held at Purchaser's corporate offices at 2:00 p.m.

         4. ASSETS. The Seller and the Company hereby represent and warrant that except as set forth on Exhibit "B", the Company has clear and unencumbered title to the assets set forth on Exhibit "A" hereto and incorporated herein (the "Assets") and that the Assets will, at closing, remain the property of the Company.





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         5. LIABILITIES Purchaser shall assume only the liabilities set forth on
Exhibit "C" hereto or described herein and shall indemnify the Seller for any personal surety on such liabilities. Any undisclosed liabilities or liabilities not assumed related directly or indirectly to the Company shall remain the sole responsibility of the Seller.

         6. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants as follows:

                  (a) The authorized capital stock of Purchaser consists of 50,000,000 shares of common stock, no par value, and 5,000,000 shares of non-voting Preferred stock no par value. All of Purchasers' issued and outstanding shares of common stock are fully paid and non-assessable and not issued in violation of the preemptive rights of any person or entity;

                  (b) Purchaser shall assume only the liabilities set forth on Exhibit "C" hereto or described herein. Any undisclosed liabilities related directly or indirectly to the Company shall remain the sole responsibility of the Seller.

                  (c) Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida with all requisite power to carry on its business as it is now being, and as it is presently proposed to be, conducted;

                  (d) The execution and delivery of this Agreement, compliance with and fulfillment of the terms of this Agreement, do not and, at the Closing, will not (i) constitute a default or result in the creation of any lien, security interest, charge or encumbrance upon Purchaser other than liabilities which are herein contemplated, nor does it give any third party the right to accelerate any obligation against the Purchaser, or (ii) conflict with any other material agreement to which the Purchaser is a party or by which it is bound;

                  (e) No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, composition or arrangement with creditors, voluntarily or involuntarily, designating Purchaser as the bankrupt or the insolvent, are pending, or to the knowledge of the Purchaser threatened, and the Purchaser has not made an assignment for the benefit of creditors, nor has the Purchaser taken any action with a view to, or which would constitute the basis for, the institution of such insolvency proceedings;

                  (f) All corporate action required to be taken by the Purchaser to enter into this Agreement has been taken; and

                  (g) There has been no material adverse changes in the business or financial condition of the Purchaser or otherwise relating to the Purchaser, except as previously disclosed to the Company.

                  (h) Mr. Camilo Pereira is the duly elected and serving Chief Executive Officer of the Purchaser and has been duly empowered to execute this Agreement, and any amendments or modifications hereto, by and on behalf of the Purchaser.

                  (i) The Company will be operated as a wholly owned subsidiary of the Purchaser.

                  (j) In order to induce Shareholder and the Company to issue the Common Shares, recognizing that the Company will be relying on the information and on the representations set forth below, the Purchaser hereby represents, warrants, and agrees as follows:





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                           (i) The Purchaser has determined that the purchase of
                  the common shares of the Shareholders (the "Shares") is a suitable investment for the Purchaser and that the Purchaser is able to bear economic risks including a total loss of an investment in the Shares.

                           (ii) The Purchaser is purchasing the Shares for its
                  own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares. The Purchaser hereby acknowledges its understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to the Purchaser is exempt under the Act and relevant state securities laws as not involving a public offering. The Purchaser agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. The Purchaser authorizes the Company to place a legend denoting the restrictions on the certificates to be issued.

                           The Purchaser further acknowledges its understanding
                  that the Company's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the Purchaser were acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce the Shareholders and the Company to issue and sell the Shares to the Purchaser, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but the Purchaser, except as set forth herein.

                           (iii) The Purchaser acknowledges and is aware that,
                  except as set forth herein, it will not transfer or assign the Shares, or any interest therein; the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.

                           (iv) The Purchaser has acknowledged and is aware
                  that, except for the three day rescission rights provided under Florida law or as provided in this Agreement, they are not entitled to cancel, terminate or revoke this subscription, and any agreements of the Purchaser in connection herewith shall survive the termination of this Agreement.

                           (v) The Purchaser has have had the opportunity to ask
                  questions of, and receive answers from management of the Company regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

                           The Purchaser may have access to whatever additional
                  information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its purchaser representative, if any, desires, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a)
                  there under, the Purchaser and its purchaser representative may have, at the offices of Purchaser, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which Purchaser can obtain without unreasonable effort or expense.





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                           (vi) The Purchaser has had the opportunity to obtain
                  additional information necessary to verify the accuracy of the information referred to in subparagraph (v) hereof.

         The Purchaser hereby agree to indemnify and hold harmless the Company and the Shareholders, its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement by Purchaser contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.


FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

         7. REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND THE SELLER. The Company and the Seller hereby represent and warrant as follows:

                  (a) The Seller has valid and marketable title to 1000 shares of the Company's common stock, $1.00 par value, free and clear of any and all security interests, pledges, claims, liens, encumbrances or other rights of any other person or entity;

                  (b) The Seller has the absolute and unrestricted right, power, authority, and capacity to transfer such shares;

                  (c) The Company has clear and unencumbered title to the Assets, except as set forth on Exhibit "B".

                  (d) Neither the Seller nor the Company is a party to any written or oral agreement which grants an option or right of first refusal or other arrangements to acquire any of the Company's Assets and that the Seller and the Company confirm by the execution of this Agreement that there are no contingent liabilities, factual or otherwise, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might result in a material adverse change in the future financial condition or operations of the Company. Any undisclosed liability shall remain the sole responsibility of the Seller.

                  (e) No judgment is presently filed of record against the Company or any officer or director of the Company, and there is no litigation, arbitration, investigation, inquiry or other proceedings by or before any federal, state, county or local governmental agency or authority, or by any person or entity pending or to the knowledge of the Company or the Seller, threatened against the Company or the Seller, and neither the Company nor the Seller have knowledge of any material basis for any such litigation, proceeding, arbitration, claim, investigation, inquiry or proceeding.





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                  (f) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement.

                  (g) Mr. Charles Wainer is the duly elected and serving President of the Company and has been duly empowered to execute this Agreement, and any amendments and notifications hereby, by and on behalf of the Company.

                  (h) The execution, delivery, and consummation of this Agreement have been duly and validly authorized by the Board of Directors and, if necessary, the Shareholders of the Company in a manner provided by and as required by law.

                  (i) To the best of the Seller' and the Company's knowledge, the representations and warranties contained in this paragraph are true and correct.

                  (j) In order to induce Purchaser to issue the Common Shares, recognizing that Purchaser will be relying on the information and on the representations set forth below, the Shareholders hereby represents, warrants, and agrees as follows:

                           (i) The Shareholder has determined that the purchase
                  of the Common Shares of Purchaser (the "Shares") is a suitable investment for the Shareholder and that the Shareholder is able to bear economic risks including a total loss of an investment in the Shares.

                           (ii) The Shareholder is purchasing the Shares for his
                  own account for investment, and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the Shares. The Shareholder hereby acknowledges his understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to the Shareholder is exempt under the Act and relevant state securities laws as not involving a public offering. The Shareholder agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. The Shareholder authorizes Purchaser to place a legend denoting the restrictions on the certificates to be issued.

                           The Shareholder further acknowledges his
                  understanding that Purchaser's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the Shareholder were acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce Purchaser to issue and sell the Shares to the Shareholder, it is agreed that Purchaser will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but the Shareholder, except as set forth herein.

                           (iii) The Shareholder acknowledges and is aware that,
                  except as set forth herein, he will not transfer or assign the Shares, or any interest therein; the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.





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                           (iv) The Shareholder has acknowledged and is aware
                  that, except for the three day rescission rights provided under Florida law and as provided in this Agreement, he is not entitled to cancel, terminate or revoke this subscription, and any agreements of the Shareholder in connection herewith shall survive the termination of this Agreement.

                           (v) The Shareholder has had the opportunity to ask
                  questions of, and receive answers from management of Purchaser regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of Purchaser and related matters.

                               The Shareholder may have access to whatever
                  additional information concerning the Purchaser, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its purchaser representative, if any, desires, provided that Purchaser can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a)
                  there under, the Shareholders and their purchaser representative may have, at the offices of Purchaser, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which Purchaser can obtain without unreasonable effort or expense.

                           (vi) The Shareholder has had the opportunity to
                  obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (v) hereof.

         The Shareholder and the Company hereby agrees to indemnify and hold harmless Purchaser, its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by the Shareholder or the Company contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement by the Shareholder or the Company contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.

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FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN
FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO QUEST NET, AN AGENT OF QUEST NET OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

-------------------------------------------------------------------------------




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         8. INVESTMENT REPRESENTATION.The Purchaser and the Seller hereby acknowledge that the Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities statute. The Shares are being acquired by the Purchaser and Seller, respectively for their own account, for investment purposes only, and not with a view to any distribution thereof. The Purchaser and Seller agree that no transfer or other disposition of the Shares or any interest therein will be made in violation of the Securities Act or any state securities statute.

         9. CONTINGENCIES. This Agreement shall be contingent upon the following:

                  (a) The officers and directors of the Company will resign and be replaced by officers and directors appointed by Purchaser.

                  (b) The Seller will enter into a five-year employment agreement with Quest Net Corp. in the form attached hereto as Exhibit D.

         10. LEGAL OPINION. At Closing, the Purchaser shall provide the Seller with a legal opinion as to the following:

                           (i) The Purchaser is duly incorporated and validly
                  existing in the jurisdiction of its incorporation. The Purchaser and/or its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions where the Purchaser and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Purchaser, and has all requisite corporate power and authority to own its properties and conducts its business.

                           (ii) There is no action, proceeding, or investigation
                  pending, or to such counsel's knowledge, threatened against the Purchaser, which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Purchaser.

                           (iii) To counsel's knowledge, the Purchaser is not a
                  party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv) To counsel's knowledge, there is no action,
                  suit, proceeding, or investigation by the Purchaser currently pending.

                           (v) The Common Stock, which shall be issued at the
                  closing, will be duly authorized and validly issued under the laws of the Purchaser's State of Incorporation.

                           (vi) The Stock Purchase Agreement (including all
                  Exhibits annexed thereto), the issuance of the Common Stock have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (vii) The issuance of the Common Stock will not
                  violate the applicable listing agreement between the Purchaser and any securities exchange or market on which the Purchaser's securities are listed.





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                           (viii) Assuming the accuracy of the representation
                  and warranties of the Purchaser set forth in the Stock Purchase Agreement, the offer, issuance, and sale of the Common Stock are exempt from the registration requirements of the Securities Act.

                           (ix) As of the Closing Date the authorized capital
                  stock of the Purchaser consists of 50,000,000 shares of Common Stock, no par value per share, of which 2,700,000 are outstanding, 5,000,000 shares of non-voting Preferred Stock, no par value, of which no shares been designated or issued. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (x) The Purchaser has the requisite corporate power
                  and authority to enter into the Stock Purchase Agreements and to sell and deliver the Common Stock as described in the Stock Purchase Agreement; the Stock Purchase Agreement and all Exhibits annexed thereto have been duly and validly authorized by all necessary corporate action by the Purchaser and to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Stock Purchase Agreement by the Purchaser or the consummation of the transactions contemplated thereby; the Stock Purchase Agreement and all Exhibits annexed thereto have been duly and validly executed and delivered by and on behalf of the Purchaser, and is a valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

                           (xi) To the best of Counsels knowledge, after due
                  inquiry, the execution, delivery and performance of the Stock Purchase Agreement by the Purchaser and the performance of its obligations there under do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Purchaser's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Purchaser is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Purchaser or any of its property.

         At Closing, the Seller and the Company shall provide the Purchaser with a legal opinion as to the following:

                           (i) The Company is duly incorporated and validly
                  existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

                           (ii) There is no action, proceeding or investigation
                  pending, or to such counsel's knowledge, threatened against the Seller or the Company which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company or have a material adverse effect on the shares of the Company's common stock to be transferred hereunder or the transferability of the Shares.





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                           (iii) To counsel's knowledge, the Seller and the
                  Company are not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv) To counsel's knowledge, there is no action,
                  suit, proceeding, or investigation with regard to the Seller or the Company currently pending.

                           (v) The Shares, which shall be transferred at the
                  closing, have been duly authorized, and validly issued under the laws of the Company's State of Incorporation.

                           (vi) The Stock Purchase Agreement (including all
                  Exhibits annexed thereto), the transfer of the Shares have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (vii) Assuming the accuracy of the representation and
                  warranties of the Seller and the Company set forth in the Stock Purchase Agreement, transfer of the Shares is exempt from the registration requirements of the Securities Act.

                           (ix) As of the Closing Date, the authorized capital
                  stock of the Company consists of 1,000 shares of Common Stock, $1.00 par value per share, of which 1,000 shares are outstanding. There are no options, warrants, or other securities of the Company designated, issued, or outstanding. All issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                           (x) The Seller and the Company have the requisite
                  corporate power and authority to enter into the Stock Purchase Agreements and the Seller have the power and authority to sell and deliver the Shares as described in the Stock Purchase Agreement; the Stock Purchase Agreement and all Exhibits annexed thereto have been duly and validly authorized by all necessary corporate action by the Company and to our knowledge, no approval of any governmental or other body is required for the execution and delivery of the Stock Purchase Agreement by the Company or the consummation of the transactions contemplated thereby; the Stock Purchase Agreement and all Exhibits annexed thereto have been duly and validly executed and delivered by and on behalf of the Seller and the Company, and is a valid and binding agreement of the Seller and the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

                           (xi) To the best of Counsel's knowledge after due
                  inquiry, the execution, delivery and performance of the Stock Purchase Agreement by the Seller and the Company and the performance of their obligations there under do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Seller or the Company is a party or by which the Seller or the Company or any of their property is bound, (iii) any applicable statute or regulation, (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Seller or the Company or any of their property.






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         11. SURVIVAL OF WARRANTIES. The representations and warranties contained herein shall be true and correct as of the date of this Agreement and as of the Date of Closing and shall survive Closing.

         12. BOOKS AND RECORDS. Seller have delivered or will deliver within five (5) business days of the Closing to the Purchaser all of the corporate documents, stock certificates agreements and leases maintained or required to be maintained by the Company.

         13. INDEMNIFICATION. Except as otherwise set forth with respect to the liabilities assumed by Purchaser as set forth on Exhibit C, each party hereby irrevocably agrees to indemnify and hold harmless the other party from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current or otherwise to which they or any one of them may become subject as a direct, indirect or incidental consequence or any action by the indemnifying party or as a consequence of the failure of the indemnifying party to act, whether pursuant to requirements of the Agreement or otherwise

Seller hereby forever agrees to indemnify and defend Purchaser, it officers, directors and agents (collectively referred to herein as the "Purchasers") from and against and hold Purchasers harmless from any and all liabilities in respect of suits, proceedings, arbitrations, demands, judgments, damages, expenses and costs (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity) (collectively, the "Claims") arising out of or due to
(i) any activity done or engaged in by the Seller, the Company or any officer, director, shareholder, employee or agent of the Company on or prior to the Closing Date; (ii) any Claim arising out of or in connection with the operation of the Company on or prior to the Closing Date; (iii), the conduct of the business of the Company on or prior to the Closing Date (iv) any Claim arising out or in connection with the premises on which the Company is located, including but not limited to personal injuries and environmental problems which occurred on or prior to the Closing Date; (v) non-payment of Federal, state or local taxes or fees on or prior to the Closing Date; (vi) contract disputes originating on or prior to the Closing Date; (vii) non-compliance with applicable Federal, state or local laws rules or regulation originating on or prior to the Closing Date; (viii) nonpayment of obligations and breach of contract originating on or prior to the Closing Date; or (ix) any obligation or act that Seller, the Company or any officer, director, shareholder or agent of the Company was obligated to perform on or prior to the Closing Date and did not perform or performed in a manner that was negligent or substandard.

Notwithstanding any other provision of this Agreement, Purchaser shall not be entitled to Indemnification unless within 15 days after the later of institution of or learning of any such Claim, Purchaser shall have advised Seller in writing, of the Claim.

         14. FURTHER ASSURANCES. The parties agree to execute and deliver from time to time at the request of any of the other parties to this Agreement and without further consideration, such additional documents and to take such other action necessary to consummate the transactions contemplated herein.

         15. NOTICES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

      Shareholders                   Charles Wainer
                                     C/o CWTEL. Inc
                                     1250 East Hallandale Beach Blvd. #502
                                     Hallandale, Florida 33000



                                       10
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         Purchaser                   Quest Net Corp.
                                     2740 E Oakland Park Boulevard
                                     Suite 206
                                     Fort Lauderdale, Florida 33306

      With Copy to:                  Rebecca J. Del Medico, Esq.
                                     6281 Floridian Circle
                                     Lake Worth, Florida 33463

      The Company                    CWTEL. Inc
                                     1250 East Hallandale Beach Blvd. #502
                                     Hallandale, Florida 33000

or to such other address as either of them, by written notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         16. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be brought in a court of competent jurisdiction in Broward County, Florida and governed or interpreted according to the internal laws of the State of Florida.

         17.ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

         18. SEVERABILITY CLAUSE. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         19. SUCCESSORS. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         20. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         21. AMENDMENT. This Agreement may be amended only by an instrument in writing executed by all parties hereto.

         22. EXHIBITS. The exhibits attached to this Agreement are hereby incorporated herein.

         23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         24. BINDING ON PARTIES. In the event that less than all the parties hereto do not execute this Agreement, this Agreement, nevertheless shall be binding upon those parties who executed it.





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         IN WITNESS WHEREOF, the undersigned have executed this Agreement this
25th day of February 2000.

SIGNED SEALED & DELIVERED IN OUR PRESENCE.



Quest Net Corp.                                 CWTEL, Inc.


By:/s/Camilo Pereira, Chief Executive Officer   By: /s/Charles Wainer, President


                                                 /s/Charles Wainer, Shareholder